UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

April 15, 2013

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On April 15, 2013, The Hartford Financial Services Group, Inc. issued a press release announcing the pricing of its offering of $300 million of 4.300% Senior Notes due 2043.

The offering is expected to close on or about April 18, 2013.

A copy of the press release is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated April 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

April 15, 2013	By:	/s/ Donald C. Hunt
Name: Donald C. Hunt
Title: Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated April 15, 2013.